MEMBERS LIFE INSURANCE COMPANY

SUPPLEMENT DATED AUGUST 5, 2024 TO

TRUSTAGE™ HORIZON II ANNUITY

PROSPECTUS DATED MAY 1, 2024, AS SUPPLEMENTED

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

This Supplement communicates a change regarding sales of new Contracts. This change does not modify the terms of existing Contracts.

TruStage™ Horizon II Annuity is no longer available for purchase after September 13, 2024.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.